EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Solanex Management Inc. for the quarter ended March 31, 2007, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

the Quarterly Report on Form 10-QSB of Solanex Management Inc. for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

the information contained in the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of Solanex Management Inc..

By:	/s/ Colin Hall

Name:	Colin Hall

Title:	Principal Executive Officer,
Principal Financial Officer and Director

Date:	April 24, 2007